(the “Fund”)

Investor Class Shares	GNKIX
Class A Shares	GNKAX
Class C Shares	GNKCX

(a series of Northern Lights Fund Trust)

Supplement dated March 30, 2017 (effective at the close of business) to the Prospectus and Statement of Additional Information dated October 28, 2016

Please be advised, that effective April 1, 2017, the fee table for the Fund has been amended and restated as shown below.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.40%	1.00%	0.40%
Other Expenses	0.74%	0.74%	0.74%
Acquired Fund Fees and Expenses(1)	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	2.37%	2.97%	2.37%
Fee Waiver and/or Expense Reimbursement(2)	(1.00)%	(1.00)%	(1.00)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expenses Reimbursement	1.37%	1.97%	1.37%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Management fee payable to the adviser under the Advisory Agreement is 1.00% for Class A, Class C and Investor Class shares. However, the adviser has contractually agreed to waive the entire management fee (1.00%) for all share classes until at least March 31, 2018.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$706	$1,182	$1,682	$3,053
C	$200	$824	$1,475	$3,219
Investor	$139	$644	$1,175	$2,630

This Supplement, and the existing Prospectus dated October 28, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated October 28, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-855-BUY-GNKO.